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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 16, 1999 (May 20, 1999)


                            TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



       California                        000-23195            94-3145844
(State or other jurisdiction of         (Commission         (IRS Employer
     incorporation)                     File Number)      Identification No.)

 1350 Treat Boulevard, Suite 250                               94596
    Walnut Creek, California                                (Zip Code)
(Address of principal executive offices)

                                (925) 937-3950
             (Registrant's telephone number, including area code)

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Item 5.  Other Events

Acquisition of Project Management System and Intellectual Property Rights

On May 20, 1999, Tier Technologies, Inc. (the "Company") acquired from Humana Inc. ("Humana") the ownership rights to a project management system that was jointly developed by the Company and Humana. The cost of the rights to the project management system was $2 million. In a related end user license agreement executed by the Company and Humana, Humana acquired from the Company an exclusive, non-transferable, perpetual and irrevocable license to use the project management system in its own business. The Company will use the project management system as a comprehensive tool in its global project management office.

On May 27, 1999, the Company acquired from Humana an exclusive, transferable, perpetual and irrevocable license to components of a proprietary billing system software developed by the Company for Humana. The license permits the Company to use such components of the software for the Company's internal development purposes as well as to use and market commercially on a worldwide basis, except in the health care business where Humana must give its prior consent. The licensed software was not a completed system and was not executable on the closing date and was delivered on an "as is" basis. The license includes, at no additional charge, all additions, enhancements, and improvements to the software to the extent that the Company is employed by Humana to make such additions, enhancements or improvements. The cost of the license was $4 million. Humana retains a license to use the software in its business.

Item 7.  Financial Statements and Exhibits

(c)                 Exhibits.

Exhibit No.         Description
-----------         -----------

10.1 Asset Purchase Agreement dated as of May 17, 1999 by and between the Company and Humana Inc.

10.2 End User License Agreement dated as of May 17, 1999 between the Company and Humana Inc.

10.3 End User License Agreement dated as of May 19, 1999 between the Company and Humana Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    TIER TECHNOLOGIES, INC.



                    By: /s/ George K. Ross
                        -----------------------------
                        George K. Ross
                        Executive Vice President and
                        Chief Financial Officer


Date:  June 16, 1999

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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

10.1 Asset Purchase Agreement dated as of May 17, 1999 by and between the Company and Humana Inc.

10.2 End User License Agreement dated as of May 17, 1999 between the Company and Humana Inc.

10.3 End User License Agreement dated as of May 19, 1999 between the Company and Humana Inc.

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